UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2006

Capital Growth Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 East Commerce Drive, Suite A, Schaumburg, Illinois 60173

(Address of Principal Executive Offices, Including Zip Code)

(630) 872-5800

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
Signature
Exhibit Index

Item 1.01. Entry into a Material Definitive Agreement

CentrePath Merger Agreement

On November 22, 2006, Capital Growth Systems, Inc., a Florida corporation (the “Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CGSI MergerCo, Inc., a Delaware corporation (“MergerCo”) and CentrePath, Inc., a Delaware corporation (the “Company”) pursuant to which MergerCo. agreed to be merged with and into the Company, and the Company would be the surviving corporation in the merger. Pursuant to the terms of the Merger Agreement, each share of common stock, par value $0.01 per share of MergerCo issued and outstanding immediately prior to the effective time of the closing shall be converted into one fully paid and nonassessable share of common stock, par value $0.01 per share of the surviving corporation following the merger. Each share of Company Stock that is owned by the Company immediately prior to the effective time of the closing shall automatically be cancelled and retired, and no cash consideration shall be delivered in exchange therefor. Each share of Company stock issued and outstanding immediately prior to the effective time of the closing shall be converted into the right to receive that portion of the merger consideration, as defined below, applicable to such share. Parent deposited $1,000,000 with the Company concurrently with the execution and delivery of the Merger Agreement (the “Earnest Money Deposit”), and the Earnest Money Deposit is to be applied in payment of the merger consideration. The merger consideration is a cash amount equal to $6,750,000 (the “Merger Consideration”) subject to a net working capital adjustment.

The Merger Agreement is subject to customary closing conditions. The representations and warranties of the seller do not survive the Closing. Accordingly, Parent’s acquisition of the Company is without significant recourse and is an “as-is” purchase.

Amendment to Global Capacity Merger Agreement

On November 30, 2006, Capital Growth Systems, Inc. entered into an Amendment to Agreement and Plan of Merger (the “Amendment”) by and among Global Capacity Merger Sub, Inc., Global Capacity Group, Inc., John Abraham and David P. Walsh. The parties entered into an Agreement and Plan of Merger (“Merger”) dated as of October 6, 2006, and in connection with the Merger, the parties entered into an Extension Agreement (“Extension”) on October 12, 2006. The parties desired to amend the Merger and the Extension as set forth therein. The amendment increased the purchase price for Global Capacity by an additional $100,000 (to an aggregate of $5,200,000 plus provisions for contingent purchase price), removed any limitation on Seller’s legal fees and required the payment of an additional forfeitable earnest money deposit of $200,000.

Item 2.01 Completion of Acquisition or Disposition of Assets

As set forth in Item 1.01, the Parent consummated the acquisition of CentrePath, Inc. pursuant to the Merger Agreement on November 30, 2006. The aggregate consideration paid to CentrePath, Inc. in connection with the Merger was $6,750,000.

Item 2.03. Creation of a Direct was Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Parent deposited $1,000,000 with the Company concurrently with the execution and delivery of the Merger Agreement (the “Earnest Money Deposit”), the Earnest Money Deposit was applied in payment of the Merger Consideration. The Merger Consideration was agreed to be a cash amount equal to $6,750,000 subject to a net working capital adjustment.

On November 30, 2006, Parent established a tranche of up to $7,900,000 of 60 day bridge notes that it is issuing pursuant to a bridge note purchase agreement to provide the cash necessary to fund the purchase of the Company ($6,750,000) plus an additional up to $1,150,000 for general working capital purposes. Each bridge note bears interest at 8% per annum and they will be secured by a collateral pledge of the stock of the Company as well as a junior security interest in the assets of Parent, 20/20 Technologies, Inc. and Frontrunner Network Systems, Inc. In addition, for each $1,000,000 of bridge notes funded the lender shall receive a detachable warrant to purchase up to 225.00225 shares of series AA convertible preferred stock, which by their terms will be convertible into 500,000 shares of common stock upon the authorization of the underlying common stock, and with the warrants exercisable on or before December 31, 2009 at an as converted to common stock purchase price of $0.45 per share. The warrant for the provider of the initial $1,000,000 of at risk earnest money funding, Thomas Hudson, the Parent’s CEO, carries with it the right to purchase an additional 450.0045 shares of series AA convertible preferred stock. The certificate of designations for the series AA convertible preferred stock has not yet been filed. Once filed, it will provide that the series AA convertible preferred stock will automatically convert to common stock once the articles of incorporation for Parent are amended to authorize the issuance of not less than 200,000,000 shares of common stock.

Item 3.02 Unregistered Sales of Equity Securities

With respect to each issuance outlined in this Item 3.02, unless otherwise stated, Parent relied upon exemptions contained in Regulation D promulgated under the Securities Act of 1933, as amended, to make such issuance.

On November 30, 2006, the Board of Directors (the “Board”) of the Parent authorized the issuance of warrants to purchase up to 120,000 shares of its series AA preferred stock (convertible into 266,664,000 shares of common stock).

On November 30, 2006, the Parent issued warrants to purchase 675.00675 shares of the Parent’s series AA preferred stock (convertible into 1,500,000 shares of common stock) to Thomas Hudson, with an exercise price of $0.45 per share on an as converted to common stock basis. Mr. Hudson is the Chief Executive Officer of the Parent.

On November 30, 2006, the Parent issued warrants to purchase 225.00225 shares of the Parent’s series AA preferred stock (convertible into 500,000 shares of common stock) to David Lies, with an exercise price of $0.45 per share on an as converted to common stock basis.

On November 30, 2006, the Parent issued warrants to purchase 225.00225 shares of the Parent’s series AA preferred stock (convertible into 500,000 shares of common stock) to Don Larsen, with an exercise price of $0.45 per share on an as converted to common stock basis.

On November 30, 2006, the Parent issued warrants to purchase 545.63046 shares of the Parent’s series AA preferred stock (convertible into 1,212,500 shares of common stock) to Robert Geras, with an exercise price of $0.45 per share on an as converted to common stock basis. Mr. Geras is the Parent’s Chairman.

On November 30, 2006, the Parent issued warrants to purchase 545.63046 shares of the Parent’s series AA preferred stock (convertible into 1,212,500 shares of common stock) to George Mellon, with an exercise price of $0.45 per share on an as converted to common stock basis.

Item 8.01. Other Events

On December 1, 2006, Parent issued a press release announcing the acquisition of CentrePath, Inc., which press release is attached hereto and incorporated herein as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The Company will file the financial statements required by this Item 9.01(a) by February 15, 2007.

(b) Pro forma financial information.

The Company will file the pro forma financial information required by this Item 9.01(b) by February 15, 2007.

(c) Exhibits.

The following exhibits are furnished as part of this report:

Exhibit 2.01	Agreement and Plan of Merger dated as of November 22, 2006, by and among Capital Growth Systems, Inc., CGSI MergerCo, Inc. and CentrePath, Inc.

Exhibit 10.01	Bridge Note Purchase Agreement dated as of November 30, 2006 by and among Capital Growth Systems, Inc. and various lenders.

Exhibit 10.02
Promissory Note issued by Capital Growth Systems, Inc. to Thomas G. Hudson, dated November 30, 2006, together with a schedule of substantially identical documents omitted from filing pursuant to Rule 12b-31 promulgated under the Exchange Act.

Exhibit 10.03
Bridge Note Warrant issued by Capital Growth Systems, Inc. to Thomas G. Hudson, dated November 30, 2006, together with a schedule of substantially identical documents omitted from filing pursuant to Rule 12b-31 promulgated under the Exchange Act.

Exhibit 10.04	First Amendment to Agreement and Plan of Merger dated as of November 30, 2006 by and among Capital Growth Systems, Inc., Global Capacity Group, Inc., John Abraham and David P. Walsh.

Exhibit 99.1	Press Release dated December 1, 2006, announcing acquisition of CentrePath, Inc.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: December 6, 2006
Capital Growth Systems, Inc.

	By:	/s/ Derry L. Behm
By: Derry L. Behm
Chief Financial and Accounting Officer

EXHIBIT INDEX

Exhibit 2.01	Agreement and Plan of Merger dated as of November 22, 2006, by and among Capital Growth Systems, Inc., CGSI MergerCo, Inc. and CentrePath, Inc.

Exhibit 10.01	Bridge Note Purchase Agreement dated as of November 30, 2006 by and among Capital Growth Systems, Inc. and various lenders.

Exhibit 10.02
Promissory Note issued by Capital Growth Systems, Inc. to Thomas G. Hudson, dated November 30, 2006, together with a schedule of substantially identical documents omitted from filing pursuant to Rule 12b-31 promulgated under the Exchange Act.

Exhibit 10.03
Bridge Note Warrant issued by Capital Growth Systems, Inc. to Thomas G. Hudson, dated November 30, 2006, together with a schedule of substantially identical documents omitted from filing pursuant to Rule 12b-31 promulgated under the Exchange Act.

Exhibit 10.04	First Amendment to Agreement and Plan of Merger dated as of November 30, 2006 by and among Capital Growth Systems, Inc., Global Capacity Group, Inc., John Abraham and David P. Walsh.

Exhibit 99.1	Press Release dated December 1, 2006, announcing acquisition of CentrePath, Inc.